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                                                                      EXHIBIT 24

                             DIRECTORS AND OFFICERS
                                POWER OF ATTORNEY


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

    RE:  Jo-Ann Stores, Inc.
       Commission File No. 1-6695
       1934 Act Filings on Form 10-K
       For Fiscal Year Ended January 31, 2004

Gentlemen:

The above Company is the issuer of securities registered under Section 12 of the Securities Exchange Act of 1934 (the "Act"). Each of the persons signing his or her name below confirms, as of the date appearing opposite his or her signature, that Alan Rosskamm, Brian P. Carney, and each of them, are authorized on his or her behalf to sign and to submit to the Securities and Exchange Commission such filings on Form 10-K as are required by the Act. Each person so signing also confirms the authority of Alan Rosskamm, Brian P. Carney, and each of them, to do and perform on his or her behalf, any and all acts and things requisite or necessary to assure compliance by the signing person with the Form 10-K filing requirements. The authority confirmed herein shall remain in effect as to each person signing his or her name below until such time as the Commission shall receive from such person a written communication terminating or modifying the authority.

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                                                   DATE                                                             DATE
                                                   ----                                                             ----

            /s/ ALAN ROSSKAMM                 April 15, 2004               /s/ PATRICIA MORRISON               April 15, 2004
------------------------------------------  -------------------  ------------------------------------------  -------------------
              ALAN ROSSKAMM                                                  PATRICIA MORRISON


           /s/ BRIAN P. CARNEY                April 15, 2004                 /s/ FRANK NEWMAN                  April 15, 2004
------------------------------------------  -------------------  ------------------------------------------  -------------------
             BRIAN P. CARNEY                                                   FRANK NEWMAN


             /s/ SCOTT COWEN                  April 15, 2004                  /s/ BERYL RAFF                   April 15, 2004
------------------------------------------  -------------------  ------------------------------------------  -------------------
               SCOTT COWEN                                                      BERYL RAFF


             /s/ IRA GUMBERG                  April 15, 2004                 /s/ GREGG SEARLE                  April 15, 2004
------------------------------------------  -------------------  ------------------------------------------  -------------------
               IRA GUMBERG                                                     GREGG SEARLE


                                                                         /s/ TRACEY THOMAS TRAVIS              April 15, 2004
                                                                 ------------------------------------------  -------------------
                                                                           TRACEY THOMAS TRAVIS

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